Exhibit 99.1

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

WaMu Mortgage Pass-Through Certificates
Series 2005-AR16 Combined
Mortgage Loans
Preliminary Collateral Information As of 11/01/05

TOTAL CURRENT BALANCE	$743,044,320
TOTAL ORIGINAL BALANCE	$744,601,910

NUMBER OF LOANS	1,077

			Minimum		Maximum
AVG CURRENT BALANCE	$689,920		$2,200		$3,000,000
AVG ORIGNAL BALANCE	$691,367		$360,000		$3,000,000

WAVG GROSS COUPON	5.47%		4.03%		6.58%
WAVG GROSS MARGIN	2.52%		2.10%		3.10%
WAVG MAX INT RATE	10.47%		9.03%		11.75%

WAVG CURRENT LTV	63.75%		0.29%		95.00%

WAVG FICO SCORE	741		551		821

WAVG MONTHS TO ROLL	62	months	36	months	84	months

WAVG ORIGINAL TERM	360	months	360	months	360	months
WAVG REMAINING TERM	359	months	336	months	360	months
WAVG SEASONING	1	months	0	months	24	months

TOP STATE CONC	CA(67.49%),CT(4.39%),WA(3.45%)
MAXIMUM CA ZIPCODE	1.22%

FIRST PAY DATE			December 1,2003		December 1,2005

RATE CHANGE DATE			November 1,2008		November 1,2012

MATURE DATE			November 1,2033		November 1,2035

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

PRODUCT	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
5/1 CMT	39	$20,394,304	2.74%
5/1 I/O CMT	638	462,607,794	62.26
5/1 I/O LIBOR	229	159,734,327	21.50
5/1 LIBOR	21	11,238,619	1.51
7/1 I/O LIBOR	116	68,931,804	9.28
7/1 LIBOR	34	20,137,471	2.71
Total	1,077	$743,044,320	100.00%

CURRENT BALANCE ($)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1—100,000	1	$2,200	0.00%
300,001—400,000	120	46,266,271	6.23
400,001—500,000	297	135,353,772	18.22
500,001—600,000	202	110,786,845	14.91
600,001—700,000	144	93,324,466	12.56
700,001—800,000	64	48,415,028	6.52
800,001—900,000	49	41,895,847	5.64
900,001—1,000,000	71	69,248,706	9.32
1,000,001—1,100,000	18	19,384,460	2.61
1,100,001—1,200,000	25	28,833,352	3.88
1,200,001—1,300,000	13	16,437,000	2.21
1,300,001—1,400,000	14	19,106,250	2.57
1,400,001—1,500,000	16	23,592,750	3.18
1,500,001—1,600,000	4	6,351,374	0.85
1,600,001—1,700,000	2	3,350,000	0.45
1,700,001—1,800,000	6	10,611,000	1.43
1,800,001—1,900,000	5	9,234,500	1.24
1,900,001—2,000,000	3	6,000,000	0.81
2,000,001—2,100,000	4	8,180,500	1.10
2,100,001—2,200,000	1	2,200,000	0.30
2,200,001—2,300,000	3	6,810,000	0.92
2,300,001—2,400,000	1	2,340,000	0.31
2,400,001—2,500,000	13	32,320,000	4.35
2,500,001 >=	1	3,000,000	0.40
Total	1,077	$743,044,320	100.00%

GROSS COUPON (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
4.001—4.250	5	$3,563,005	0.48%
4.251—4.500	5	3,891,500	0.52
4.501—4.750	17	8,798,077	1.18
4.751—5.000	77	56,320,917	7.58
5.001—5.250	142	96,121,518	12.94
5.251—5.500	348	253,708,599	34.14
5.501—5.750	331	220,728,292	29.71
5.751—6.000	135	86,147,611	11.59
6.001 >=	17	13,764,800	1.85
Total	1,077	$743,044,320	100.00%

GROSS MARGIN (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2.001—2.250	356	$236,935,196	31.89%
2.251—2.500	46	25,675,526	3.46
2.501—2.750	600	436,794,158	58.78
2.751—3.000	74	42,139,440	5.67
3.001—3.250	1	1,500,000	0.20
Total	1,077	$743,044,320	100.00%

MAX INT RATE (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
9.001—9.250	5	$3,563,005	0.48%
9.251—9.500	5	3,891,500	0.52
9.501—9.750	16	8,262,077	1.11
9.751—10.000	76	55,828,917	7.51
10.001—10.250	141	95,327,268	12.83
10.251—10.500	351	255,395,849	34.37
10.501—10.750	330	220,241,692	29.64
10.751—11.000	135	86,147,611	11.59
11.001 >=	18	14,386,400	1.94
Total	1,077	$743,044,320	100.00%

FIRST RATE CAP(%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
5	1,077	$743,044,320	100.00%
Total	1,077	$743,044,320	100.00%

PERIODIC RATE CAP(%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2	1,077	$743,044,320	100.00%
Total	1,077	$743,044,320	100.00%

ORIGINAL TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
360	1,077	$743,044,320	100.00%
Total	1,077	$743,044,320	100.00%

REMAINING TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
331—340	2	$828,496	0.11%
341—350	8	4,609,446	0.62
351—360	1,067	737,606,378	99.27
Total	1,077	$743,044,320	100.00%

SEASONING (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 0	765	$511,501,566	68.84%
1—6	297	223,109,387	30.03
7—12	12	6,906,501	0.93
13 >=	3	1,526,866	0.21
Total	1,077	$743,044,320	100.00%

NEXT RATE RESET (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
36	2	$828,496	0.11%
42	1	698,370	0.09
48	3	1,663,538	0.22
49	1	411,243	0.06
50	2	1,341,754	0.18
53	5	2,995,425	0.40
54	3	1,400,000	0.19
55	4	2,034,417	0.27
56	8	4,869,700	0.66
57	27	19,728,407	2.66
58	32	22,244,900	2.99
59	169	142,447,116	19.17
60	670	453,311,678	61.01
73	1	494,541	0.07
80	1	747,526	0.10
81	7	4,016,921	0.54
82	13	6,528,006	0.88
83	33	19,092,394	2.57
84	95	58,189,888	7.83
Total	1,077	$743,044,320	100.00%

CURRENT LTV (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 20	3	$952,200	0.13%
21—25	8	4,680,561	0.63
26—30	15	10,246,810	1.38
31—35	17	17,223,626	2.32
36—40	30	30,084,219	4.05
41—45	20	14,592,009	1.96
46—50	67	54,308,323	7.31
51—55	63	50,214,479	6.76
56—60	76	64,235,019	8.64
61—65	128	106,327,764	14.31
66—70	185	126,335,172	17.00
71—75	206	123,953,641	16.68
76—80	256	137,475,305	18.50
81—85	1	359,193	0.05
86—90	1	556,000	0.07
91—95	1	1,500,000	0.20
Total	1,077	$743,044,320	100.00%

FICO SCORE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
540—559	1	$698,370	0.09%
600—619	10	4,962,489	0.67
620—639	4	1,913,050	0.26
640—659	5	4,185,500	0.56
660—679	13	8,413,785	1.13
680—699	140	92,858,297	12.50
700—719	152	100,820,502	13.57
720—739	162	119,879,577	16.13
740—759	221	153,146,479	20.61
760—779	179	131,088,184	17.64
780—799	146	101,528,646	13.66
800 >=	44	23,549,441	3.17
Total	1,077	$743,044,320	100.00%

DOCUMENTATION	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Reduced	785	$561,707,360	75.60%
Full	292	181,336,960	24.40
Total	1,077	$743,044,320	100.00%

IO FLAG	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Yes	983	$691,273,925	93.03%
No	94	51,770,394	6.97
Total	1,077	$743,044,320	100.00%

OCCUPANCY	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Owner Occupied	997	$684,682,879	92.15%
Second Home	78	56,465,441	7.60
Investor	2	1,896,000	0.26
Total	1,077	$743,044,320	100.00%

PROPERTY TYPE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2-4 Family	2	$1,404,541	0.19%
Condo	119	70,081,125	9.43
Co-op	11	9,858,382	1.33
PUD	195	143,466,594	19.31
Single Family	744	515,049,178	69.32
Townhouse	6	3,184,500	0.43
Total	1,077	$743,044,320	100.00%

PURPOSE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Purchase	317	$201,973,993	27.18%
Refi—Cash Out	507	367,450,467	49.45
Refi—No Cash Out	253	173,619,859	23.37
Total	1,077	$743,044,320	100.00%

INDEX	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1 Year CMT	677	$483,002,098	65.00%
1 Yr LIBOR	400	260,042,222	35.00
Total	1,077	$743,044,320	100.00%

PREPAY TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
0	1,057	$725,508,820	97.64%
12	4	4,090,000	0.55
30	2	1,504,000	0.20
36	14	11,941,500	1.61
Total	1,077	$743,044,320	100.00%

STATE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
AZ	23	$14,161,626	1.91%
CA	721	501,461,813	67.49
CO	16	9,964,352	1.34
CT	37	32,601,406	4.39
DC	2	825,000	0.11
FL	29	17,165,576	2.31
GA	3	1,832,000	0.25
HI	1	2,300,000	0.31
ID	2	2,248,931	0.30
IL	36	20,123,780	2.71
IN	2	1,192,000	0.16
KS	1	407,754	0.05
MA	25	16,711,014	2.25
MD	14	8,834,393	1.19
ME	1	424,000	0.06
MI	3	1,539,000	0.21
MN	6	7,104,000	0.96
MT	2	1,301,250	0.18
NC	1	1,000,000	0.13
NH	3	1,883,500	0.25
NJ	21	16,639,250	2.24
NM	1	556,000	0.07
NV	15	10,277,756	1.38
NY	34	24,725,985	3.33
OH	1	675,000	0.09
OK	1	396,000	0.05
OR	3	1,406,000	0.19
PA	3	1,636,100	0.22
RI	1	1,000,000	0.13
SC	1	559,920	0.08
TX	2	2,130,000	0.29
UT	8	4,754,954	0.64
VA	15	8,629,984	1.16
VT	1	945,000	0.13
WA	42	25,630,976	3.45
Total	1,077	$743,044,320	100.00%